Exhibit 10.22

Outside Director Compensation

Program effective July 1, 2011

Annual Board retainer of $60,000

Non-Executive Chair retainer of $75,000

Committee member retainers:

•	Audit Committee — $10,000

•	Compensation Committee — $10,000

•	Nominating & Corporate Governance Committee — $7,500

•	Neutrality Committee — $5,000

Incremental Committee chair retainers:

•	Audit Committee — $12,500

•	Compensation Committee — $12,500

•	Nominating & Corporate Governance Committee — $7,500

•	Neutrality Committee — $5,000

All amounts will be paid to directors in arrears quarterly

Annual restricted stock unit grant:

•	Number of RSUs equal to $170,000 divided by the closing price of Neustar stock on the date of grant

•	Granted to all non-management directors on the first business day of the calendar month following the election of directors at the annual meeting of stockholders

•	RSUs vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the day preceding the next year’s annual meeting of stockholders